                                                                    EXHIBIT 99.1

(PRINCETON NATIONAL BANCORP, INC. LOGO)

               PRINCETON NATIONAL BANCORP, INC. OPENS NEW LOCATION
                  AND INCREASES ASSETS AND NON-INTEREST INCOME

PRINCETON, Illinois - July 24, 2006 - Princeton National Bancorp, Inc. (NASDAQ:
PNBC)

Tony J. Sorcic, President & CEO, announced today, "Total assets at June 30, 2006 were $942,527,000, a $14.1 million, or 1.5%, increase compared to March 31, 2006. In comparing total loans for the second quarter to the first quarter, a 2.0% increase was achieved bringing total loans to $578,336,000. In March of 2006, the Subsidiary Bank sold $16.5 million of mortgage loans (primarily adjustable rate) into the secondary market. During the second quarter, the Company was able to replace these loans with higher yielding loans, which will have a positive impact on the net interest margin. The Company's loan portfolio continues to be comprised of high-quality loans; net loan charge-offs (.07% annualized) during the first six months of 2006 were minimal."

Sorcic continued, "During the second quarter of 2006, the Princeton National Bancorp, Inc. stock price reached a record high of $35.44 and closed the quarter at $32.65. This represents a 4.0% increase over the June 30, 2005 closing price of $31.38 and a 12.6% increase over the June 30, 2004 closing price of $29.00."

Sorcic concluded, "The Aurora office opened on schedule on May 1, 2006. Although the hiring of the Aurora staff during the first quarter of 2006 created additional compensation expense, the long-term benefits of having the staff fully-trained when the facility opened outweighed the short-term negative impact of the additional salary expense. The Aurora area offers many new opportunities for the Company and we are excited about the prospects which are already in the pipeline."

Total deposits ended the quarter at $830.4 million (including repurchase agreements), a $214.6 million increase from June 30, 2005 and a $2.4 million increase from December 31, 2005. In comparing total deposits to June 30, 2005, the Company attracted new core deposits totaling $21,774,000 and added $192,792,000 from the acquisition of Somonauk.

Net income for the first six months of 2006 totaled $3,231,000, diluted earnings per share were $.95 and the return on average equity was 10.24%. Net income for the first six months of 2005 was $3,401,000, diluted earnings per share totaled $1.11 and the return on average equity was 13.13%. The subsidiary bank has met expectations by generating non-interest income and controlling expenses; however, the compressed net interest margin, due to a flat yield curve, continues to negatively impact net income.

The net interest margin for the first six months of 2006 declined to 3.47% versus 3.90% for the same period in 2005. Due to the inverted yield curve, the Company's earning asset yield has not kept pace with its cost of funds. There is $43.9 million in the Company's commercial loan pipeline which, if the loans are added to the Company's loan portfolio, should have a positive impact on the net interest margin. Also, action plans have been implemented for the remainder of 2006 to generate additional non-interest income, increase interest income and reduce interest expense.

The Company generated non-interest income of $5,148,000 during the first six months of 2006, an increase of 31.6% from $3,912,000 for the same period in 2005. Contributing to the improvement were increases in service charges on deposits; gains on the sales of securities available for sale; brokerage fee income; mortgage banking income; the sale of mortgage loans (primarily adjustable rate), which realized a gain of $55,000 after tax; the sale of the Farmers State Bank credit card portfolio, which realized a gain of $41,000 after tax; and the sale of the Farm Management Department, which realized a gain of $64,000 after tax.

Net income for the second quarter of 2006 was $1,581,000, diluted earnings per share totaled $.46 and the Return on Average Equity was 9.94%. Net income for the first quarter of 2006 was $1,650,000, diluted earnings per share totaled $.49 and the Return on Average Equity was 10.54%. Net income for the second quarter of 2005 was $1,693,000, diluted earnings per share totaled $.55 and the Return on Average Equity was 13.02%.

Non-interest income for the second quarter was $2,640,000, an increase of 5.6% from $2,499,000 in the first quarter of 2006 and a 29.6% increase from $2,037,000 in the second quarter of 2005. For the twenty-fourth consecutive quarter, the Company's annualized non-interest income equaled or exceeded 1% of average assets.

For additional financial information, please refer to the attached June 30, 2006 financials for Princeton National Bancorp, Inc. You may also visit our website at www.pnbc-inc.com to obtain financial information, as well as press releases, stock prices and information on the Company.

In April 2006, the Company announced a 100,000 share stock repurchase program. The Company purchased 25,000 shares during the second quarter at an average price of $34.51. Since 1997, the Company has repurchased 1,259,271 shares of common stock through stock repurchase programs.

The Annual Meeting of the Company was held on April 25, 2006. The following directors were elected to serve until the 2009 Annual Meeting: Gary Bruce, John Ernat, Thomas Longman and Tony J. Sorcic.

The Company offers shareholders the opportunity to participate in the Princeton National Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan. To obtain information about the plan, please contact us at 815-875-4445, extension 650.

Princeton National Bancorp, Inc. is a $942.5 million community bank with strategic locations in 7 counties in northern Illinois. The Company is well-positioned in the high growth counties of Kendall, Kane, Grundy, DeKalb, and LaSalle plus Bureau and Marshall. Communities include: Aurora, DePue, Genoa, Hampshire, Henry, Huntley, Millbrook, Minooka, Newark, Oglesby, Peru, Plano, Princeton, Sandwich, Somonauk and Spring Valley. The Subsidiary Bank, Citizens First National Bank, provides financial services to meet the needs of individuals, businesses and public entities.

This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are identified by the use of words such as 1) believes, 2) anticipates, 3) estimates, 4) expects, 5) projects or similar words. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. The figures included in this press release are unaudited and may vary from the audited results.

Inquiries should be directed to: Lou Ann Birkey, Vice President -
                                 Investor Relations,
                                 Princeton National Bancorp, Inc.
                                 (815) 875-4444,
                                 E-Mail address: pnbc@citizens1st.com

                    (PRINCETON NATIONAL BANCORP, INC. LOGO)

                          CONSOLIDATED BALANCE SHEETS


                                                              June 30,    December 31,
(dollars in thousands, except share data)                       2006          2005
                                                            -----------   ------------
                                                            (unaudited)
ASSETS
Cash and due from banks                                     $   18,143     $   23,635
Interest-bearing deposits with financial institutions               88            110
Federal funds sold                                               7,400              0
                                                            ----------     ----------
   Total cash and cash equivalents                              25,631         23,745
Loans held for sale, at lower of cost or market                  3,613          2,587
Investment securities available-for-sale, at fair value        230,897        235,371
Investment securities held-to-maturity, at amortized cost       16,636         16,115
                                                            ----------     ----------
   Total investment securities                                 247,533        251,486
Loans, net of unearned interest                                578,336        581,724
Allowance for loan losses                                       (3,080)        (3,109)
                                                            ----------     ----------
   Net loans                                                   575,256        578,615
Premises and equipment, net                                     27,626         26,412
Bank-owned life insurance                                       21,427         20,434
Interest receivable                                              8,031          8,714
Goodwill, net of accumulated amortization                       22,678         22,665
Intangible assets, net of accumulated amortization               6,382          6,843
Other real estate owned                                            447            468
Other assets                                                     3,903          3,294
                                                            ----------     ----------
   TOTAL ASSETS                                             $  942,527     $  945,263
                                                            ==========     ==========

LIABILITIES
Demand deposits                                             $   98,696     $  103,622
Interest-bearing demand deposits                               211,666        222,675
Savings deposits                                               118,231        109,491
Time deposits                                                  373,734        362,770
                                                            ----------     ----------
   Total deposits                                              802,327        798,558
Customer repurchase agreements                                  28,025         29,375
Advances from the Federal Home Loan Bank                         7,358          8,346
Interest-bearing demand notes issued to the U.S. Treasury          301          2,154
Federal funds purchased                                              0          1,000
Trust Preferred securities                                      25,000         25,000
Note payable                                                     6,600          6,700
                                                            ----------     ----------
   Total borrowings                                             67,284         72,575
Other liabilities                                                9,189         10,986
                                                            ----------     ----------
   Total liabilities                                           878,800        882,119
                                                            ----------     ----------

STOCKHOLDERS' EQUITY
Common stock                                                    22,392         22,392
Surplus                                                         17,985         16,968
Retained earnings                                               46,801         45,786
Accumulated other comprehensive loss, net of tax                (2,106)          (482)
Less: Treasury stock                                           (21,345)       (21,520)
                                                            ----------     ----------
   Total stockholders' equity                                   63,727         63,144
                                                            ----------     ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $  942,527     $  945,263
                                                            ==========     ==========
CAPITAL STATISTICS (UNAUDITED)
YTD average equity to average assets                              6.83%          7.21%
Tier 1 leverage capital ratio                                     6.82%          6.46%
Tier 1 risk-based capital ratio                                   9.46%          9.26%
Total risk-based capital ratio                                    9.93%          9.76%
Book value per share                                        $    18.87     $    18.87
Closing market price per share                              $    32.65     $    33.25
End of period shares outstanding                             3,376,928      3,346,443
End of period treasury shares outstanding                    1,101,367      1,131,853

                    (PRINCETON NATIONAL BANCORP, INC. LOGO)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands, except share data)

                                                             THREE MONTHS   THREE MONTHS     SIX MONTHS       SIX MONTHS
                                                                ENDED           ENDED           ENDED           ENDED
                                                            June 30, 2006   June 30, 2005   June 30, 2006   June 30, 2005
                                                            -------------   -------------   -------------   -------------
INTEREST INCOME
Interest and fees on loans                                    $   10,102      $    6,772      $   19,845      $   13,063
Interest and dividends on investment securities                    2,587           1,714           5,139           3,419
Interest on federal funds sold                                       137               9             151              10
Interest on interest-bearing time deposits in other banks             13               8              17               9
                                                              ----------      ----------      ----------      ----------
   Total Interest Income                                          12,839           8,503          25,152          16,501
                                                              ----------      ----------      ----------      ----------
INTEREST EXPENSE
Interest on deposits                                               5,485           2,791          10,339           5,232
Interest on borrowings                                               900             217           1,830             399
                                                              ----------      ----------      ----------      ----------
   Total Interest Expense                                          6,385           3,008          12,169           5,631
                                                              ----------      ----------      ----------      ----------
NET INTEREST INCOME                                                6,454           5,495          12,983          10,870
Provision for loan losses                                             85               0              95               0
                                                              ----------      ----------      ----------      ----------
NET INTEREST INCOME AFTER PROVISION                                6,369           5,495          12,888          10,870
                                                              ----------      ----------      ----------      ----------
NON-INTEREST INCOME
Trust & farm management fees                                         453             431             857             828
Service charges on deposit accounts                                1,104             772           2,101           1,480
Other service charges                                                445             334             836             596
Gain on sales of securities available-for-sale                         0               8              60              28
Gain on sale of loans                                                  0               0              90               0
Brokerage fee income                                                 218             132             362             292
Mortgage banking income                                              200             198             386             329
Bank-owned life insurance                                            190             137             376             276
Other operating income                                                30              25              80              83
                                                              ----------      ----------      ----------      ----------
   Total Non-Interest Income                                       2,640           2,037           5,148           3,912
                                                              ----------      ----------      ----------      ----------
NON-INTEREST EXPENSE
Salaries and employee benefits                                     3,976           3,033           8,008           5,987
Occupancy                                                            464             334             935             676
Equipment expense                                                    716             459           1,421             924
Federal insurance assessments                                         79              58             158             116
Intangible assets amortization                                       163              52             326             104
Data processing                                                      282             209             587             403
Advertising                                                          218             162             413             318
Other operating expense                                            1,248             992           2,389           1,768
                                                              ----------      ----------      ----------      ----------
   Total Non-Interest Expense                                      7,146           5,299          14,237          10,296
                                                              ----------      ----------      ----------      ----------
INCOME BEFORE INCOME TAXES                                         1,863           2,233           3,799           4,486
Income tax expense                                                   282             540             568           1,085
                                                              ----------      ----------      ----------      ----------
NET INCOME                                                    $    1,581      $    1,693      $    3,231      $    3,401
                                                              ==========      ==========      ==========      ==========
NET INCOME PER SHARE:
   BASIC                                                      $     0.47      $     0.56      $     0.96      $     1.12
   DILUTED                                                    $     0.46      $     0.55      $     0.95      $     1.11

Basic weighted average shares outstanding                      3,383,711       3,033,563       3,373,080       3,044,233
Diluted weighted average shares outstanding                    3,406,621       3,058,252       3,395,381       3,067,653

PERFORMANCE RATIOS (ANNUALIZED)
Return on average assets                                            0.68%           1.01%           0.70%           1.04%
Return on average equity                                            9.94%          13.02%          10.24%          13.13%
Net interest margin (tax-equivalent)                                3.43%           3.88%           3.47%           3.90%
Efficiency ratio (tax-equivalent)                                  73.61%          66.65%          73.48%          65.96%

ASSET QUALITY
Net loan charge-offs                                          $       76      $       11      $      204      $       22
Total non-performing loans                                    $    4,389      $    2,024      $    4,389      $    2,024
Non-performing loans as a % of total loans                          0.76%           0.47%           0.76%           0.47%